UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Vital Images, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VITAL IMAGES, INC.

5850 Opus Parkway, Suite 300

Minnetonka, Minnesota 55343

(952) 487-9500

NOTICE OF AMENDMENT TO PROXY STATEMENT

To the Shareholders of Vital Images, Inc.:

                In response to feedback we have received from our shareholders, the Board of Directors of Vital Images, Inc. (the “Company”) has revised its proposed amendment to the Vital Images, Inc. 2006 Long-Term Incentive Plan (the “2006 Plan”).  As set forth in our Proxy Statement dated April 21, 2008, in our original Proposal 2, we were requesting shareholder approval of an increase in the number of shares subject to the 2006 Plan from 900,000 shares to 2,700,000 shares, an increase of 1,800,000 shares.  The revised Proposal 2 seeks shareholder approval to increase the number of shares subject to the 2006 Plan from 900,000 shares to 2,500,000 shares, an increase of 1,600,000 shares.

                The Company’s Annual Meeting of Shareholders will be held at the same place, on the same date, and at the same time as announced in the Proxy Statement dated April 21, 2008 , that is, on Tuesday, June 3, 2008, at 3:30 p.m. (Minneapolis, Minnesota time), at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota.  Subject to the change described above, the Annual Meeting will continue to be held for the following purposes:

1.                                                   To elect seven Directors of the Company for the coming year.

2.                                                   To act upon a proposal to amend the Vital Images, Inc. 2006 Long-Term Incentive Plan.

3.                                                   To act upon a proposal to amend the Vital Images, Inc. 1997 Employee Stock Purchase Plan.

4.                                                   To ratify the appointment by the Audit Committee of the Company’s Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2008.

5.                                                   To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Michael H. Carrel, President and Chief Executive Officer

May 21, 2008

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING,
PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, IF
YOU RECEIVED A PAPER COPY OF THE PROXY CARD, OR VOTE
THROUGH THE INTERNET AS INSTRUCTED ON THE PROXY CARD.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE VITAL IMAGES, INC.
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 3, 2008

                This Notice of Amendment to Proxy Statement, the Amendment to Proxy Statement, the Notice of Annual Meeting of Shareholders, the Proxy Statement dated April 21, 2008, and the Company’s 2007 Annual Report to Shareholders, which includes the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, are available at the Company’s website at http://www.vitalimages.com by selecting “Investors” and then “Proxy Materials.” Additionally, and in accordance with the new rules of the Securities and Exchange Commission, shareholders may access these materials at the cookies-free website indicated in the Important Notice Regarding the Availability of Proxy Materials that you receive in connection with this notice and the accompanying proxy statement.

VITAL IMAGES, INC.

5850 Opus Parkway, Suite 300

Minnetonka, Minnesota 55343

(952) 487-9500

AMENDMENT TO PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held on June 3, 2008

Amended Proxy Statement Disclosure

                Our original proposal to amend the 2006 Plan can be found under Proposal 2 beginning on page 33 of the Company’s original Proxy Statement dated April 21, 2008.  This Amendment to Proxy Statement amends the parts of the disclosure identified below.  Deleted text is shown below as crossed through, and new text is shown below in bold and underlined:

•                  The reference to Proposal 2 on page (i) of the Table of Contents is amended as follows:

APPROVAL OF AMENDMENT TO THE 2006 LONG-TERM INCENTIVE PLAN TO INCREASE THE SHARE RESERVE BY ~~1,800,000~~ 1,600,000 SHARES (Proposal 2)	33

•                  The first sentence of the first paragraph on page 2 is amended as follows:

Each proxy returned to the Company will be voted according to the instructions on the proxy. If no instructions are indicated, the shares will be voted (i) for the election of the nominees for the Board of Directors named in this Proxy Statement, (ii) for the approval of the amendment to our 2006 Long-Term Incentive Plan to increase the shares reserved under the plan by ~~1,800,000~~ 1,600,000 shares, (iii) for the approval of the amendment to our 1997 Employee Stock Purchase Plan to increase the shares reserved under the plan by 150,000 shares, and (iv) for the ratification of the appointment by the Audit Committee of the Company’s Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2008.

•                  The heading at the top of page 33 is amended as follows:

APPROVAL OF AMENDMENT TO
THE 2006 LONG-TERM INCENTIVE PLAN
TO INCREASE THE SHARE RESERVE BY ~~1,800,000~~ 1,600,000 SHARES
(Proposal 2)

•                  The second full paragraph on page 33 is amended as follows:

On April 8, 2008, our Board of Directors adopted the following two amendments to the 2006 Plan:

(1)          to increase the maximum number of shares that we may issue under the 2006 Plan from 900,000 shares to ~~2,700,000~~ 2,500,000 shares; and

(2)          to state that all awards other than stock options and stock appreciation rights shall be counted as two (2) shares of common stock against the number of shares that we may issue under the 2006 Plan.

•      The first sentence of the last full paragraph on page 34 is amended as follows:

A total of 900,000 shares are currently reserved for issuance under the 2006 Plan. As discussed above, we propose to increase the number of shares by ~~1,800,000~~ 1,600,000 shares, for a total of ~~2,700,000~~ 2,500,000 shares reserved for issuance under the 2006 Plan.

•      The last sentence of the last paragraph on page 40 is amended as follows:

THEREFORE, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE PROPOSED AMENDMENT TO THE 2006 PLAN AND THE INCREASE IN THE SHARE RESERVE BY ~~1,800,000~~ 1,600,000 SHARES.

                The changes set forth above are the only changes to the proposals to be voted on at the Annual Meeting.  Otherwise, the original Proxy Statement dated April 21, 2008 for the Annual Meeting remains unchanged.

Proxies

                Unless revoked as described in the original Proxy Statement, the Company will count all proxies voted in favor of original Proposal 2 as voted in favor of revised Proposal 2.

Proxy Materials

                We will provide upon request and without charge to each shareholder receiving this Amendment to Proxy Statement copies of the Notice of Annual Meeting of Shareholders, the Proxy Statement dated April 21, 2008, and the Company’s 2007 Annual Report to Shareholders, which includes the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.  These materials can also be accessed on the Company’s website at http://www.vitalimages.com by selecting “Investors” and then “Proxy Materials.”